Nature of Operations and Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Nature Of Operations And Summary Of Significant Accounting Policies [Abstract]
Schedule Of Depreciation, Depletion And Amortization

	2012	2011	2010
Cost of Sales	$11,300,000	$11,000,000	$10,900,000
Selling, General and Administrative Expenses	400,000	300,000	300,000
Other, net	300,000	400,000	500,000
Total	$12,000,000	$11,700,000	$11,700,000